Exhibit 32(b)
                        Section 1350 Certification of
                           Mark E. Maddocks

     I certify that the Annual Report on Form 10-K of Dataram Corporation for the fiscal year ended April 30, 2006 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the periodic report fully presents, in all material respects, the financial condition and results of operations of Dataram Corporation.


July 21, 2006                      MARK E. MADDOCKS
                                   ______________________________

                                   Mark E. Maddocks
                                   Vice President, Finance and
                                   Chief Financial Officer